SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) APRIL 3, 1998


                            INDUSTRIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

               TEXAS                            1-9580                         76-0289495
(State of other jurisdiction of        (Commission File Number)       (IRS Employer Identification
incorporation)                                                         No.)

                        7135 ARDMORE HOUSTON, TEXAS 77054
       (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code   (713) 747-1025


(Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

          On April 3, 1998, Industrial Holdings, Inc. (the "Company") acquired all of the outstanding Common Stock, no par value of Moores Pump and Supply, Inc. ("Moores"), upon merger of a wholly owned subsidiary of the Company with and into Moores, with Moores being the surviving corporation (the "Merger"). As a result, Moores became a wholly owned subsidiary of the Company. Moores, located in Lafayette, Louisiana, is a supplier and servicer of pumps and packers to the energy industry, as well as provides fabrication, repair and machine shop services to its customers. The Company issued 1,600,000 shares of its Common Stock in connection with the Merger.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Item 7 is not required.

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                               SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                  INDUSTRIAL HOLDINGS, INC.



                                  By: /s/CHRISTINE A. SMITH
                                      VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Date: June 10, 1998

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